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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 23, 1997

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
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     (Exact name of registrant as specified in its governing instruments)

           Delaware                    333-1704                 13-3416059
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                            World Financial Center
                                 North Tower
                           New York, New York 10281
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                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (212) 449-0336

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Item 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2. Acquisition or Disposition of Assets.

            On December 23, 1997, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of December 1, 1997, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), GE Capital Loan Services, Inc. as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, and State Street Bank and Trust Company as trustee. The Certificates consist of sixteen classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO Certificates" (collectively, the "Offered Certificates"); and nine of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 147 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of December 1, 1997 (the "Cut-off Date") of $686,342,931. Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in an income producing property with the exception of five Mortgage Loans which are fully secured by a leasehold estate in income-producing real property, one Mortgage Loan which is secured by a leasehold estate and a fee simple estate in income-producing real property and two Mortgage Loans which are secured by a fee simple estate in a portion of the related income producing property and a leasehold estate in the remainder of such property.

            Fifty-three (53) of the Mortgage Loans (the "MLMC Loans") showing an aggregate principal balance of $182,318,920.66 (the "MLMC Balance"), were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC") and ninety-four (94) of the Mortgage Loans (the "GECA Loans"), having an aggregate principal balance of $504,024,010.25 (the "GECA Balance"), were acquired by the Registrant from GE Capital Access, Inc. ("GECA" or the "Seller") pursuant to two Mortgage Loan Purchase Agreements, each dated as of December 1, 1997 (the "Purchase Agreements"), between the Registrant and MLCM or the Seller, as applicable. The purchase prices (collectively the "Purchase Price") for (A) the MLMC Loans paid by the Registrant to MLMC consisted of a cash amount equal to
(i) 100% of the MLMC Balance plus (ii) interest accrued on the MLMC Loans at the related Mortgage Rate, and (B) the GECA Loans paid by the Registrant to GECA consisted of an amount determined in accordance with the letter agreement, dated as of December 23, 1997, between the Registrant and GECA. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") pursuant to an Underwriting Agreement, dated as of December 18, 1997 (the "Underwriting Agreement"), between the Registrant and MLPF&S (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of December 18, 1997, between the Registrant and MLPF&S (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of MLMC. On December 23, 1997, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling


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Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:

                                                           Initial Pass-Through
          Class            Initial Certificate Balance             Rate
          -----            ---------------------------     --------------------
A-1............................   $121,657,000                    6.46%
A-2............................   $372,509,000                    6.54%
B .............................    $27,454,000                      (1)
C .............................    $41,181,000                      (1)
D .............................    $34,317,000                      (1)
E  ............................    $12,011,000                      (1)
IO  ...........................        (2)                          (3)
F  ............................    $37,749,000                    6.25%
G  ............................     $6,863,000                    6.25%
H .............................    $12,011,000                    6.25%
J .............................     $6,864,000                    6.25%
K .............................    $13,726,931                    6.25%
L .............................        (4)                          (4)
R-I............................       N/A(5)                     N/A(5)
R-II...........................       N/A(5)                     N/A(5)
R-III..........................       N/A(5)                     N/A(5)

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(1)   The Pass-Through Rates applicable to the Class B, Class C, Class D and
      Class E Certificates will equal the Weighted Average Net Mortgage Rate minus 1.14%, 1.11%, 0.77% and 0.57%, respectively.

(2) The Class IO Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal.

(3) Holders of the Class IO Certificates will be entitled to receive distributions of interests in an amount equal to the aggregate interest accrued on the notional amount of each of its Components.


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(4)   The Class L Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal or interest, other than certain amounts.

(5) The Class R-1, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

            The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 9, 1997, and the Prospectus Supplement, dated December 18, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.


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Item 7.  Financial Statements and Exhibits

           (a)    Financial Statements - Not Applicable

           (b)    Pro Forma Financial Information - Not Applicable

           (c)    Exhibits

                  1.1   Underwriting Agreement, dated as of December 18,
                        1997, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, among Merrill Lynch Mortgage Investors, Inc. as depositor, GE Capital Loan Services, Inc. as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, and State Street Bank and Trust Company as trustee.

                  99.1  Mortgage Loan Purchase Agreement, dated as of
                        December 1, 1997, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.

                  99.2 Mortgage Loan Purchase Agreement, dated as of December 1, 1997, between Merrill Lynch Mortgage Investors, Inc. and GE Capital Access, Inc.


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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                By: /s/ MICHAEL M. McGOVERN
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                                    Name:   Michael M. McGovern
                                    Title:  Secretary and Director

Dated: January 7, 1998


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                                EXHIBIT INDEX

The following exhibits are being filed herewith:

Exhibit No.                    Description
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    1.1     Underwriting Agreement, dated as of December 18, 1997,
            between Merrill Lynch Mortgage Investors, Inc. and Merrill
            Lynch, Pierce, Fenner & Smith.....................................

    4.1     Pooling and Servicing Agreement, dated as of December 1,
            1997, among Merrill Lynch Mortgage Investors, Inc. as
            depositor, GE Capital Loan Services, Inc. as master
            servicer, CRIIMI MAE Services Limited Partnership as
            special servicer, and State Street Bank and Trust Company
            as trustee........................................................

    99.1    Mortgage Loan Purchase Agreement, dated as of December 1,
            1997, between Merrill Lynch Mortgage Investors, Inc. and
            Merrill Lynch Mortgage Capital Inc................................

    99.2    Mortgage Loan Purchase Agreement, dated as of December 1,
            1997, between Merrill Lynch Mortgage Investors, Inc. and GE
            Capital Access, Inc...............................................


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